UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Name and address of agent for service)

(414) 226-4555

(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2014

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Funds

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	3
Schedule of Investments	7
Industry Sectors	9

FMI Common Stock Fund
Shareholder Letter	10
Schedule of Investments	14
Industry Sectors	16

FMI International Fund
Shareholder Letter	17
Schedule of Investments	22
Industry Sectors	24

Financial Statements
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	29

Additional Information	34
Expense Example	35
Advisory Agreements	36
Disclosure Information	37

FMI
Large Cap
Fund

March 31, 2014

Dear Fellow Shareholders:

The FMI Large Cap Fund (FMIHX) returned 2.49% in the March quarter compared to 1.81% for the Standard & Poor’s 500 (“S&P 500”) Index.  Sectors that aided results in the period included Energy Minerals, Process Industries, and Health Services.  Devon Energy, Potash Corp., and UnitedHealth Group led these groups, respectively.  On the downside, Transportation, Distribution Services, and Health Technology all detracted from the results.  Expeditors International and AmerisourceBergen were the underperformers in the first two sectors, and the relative underweighting in Health Technology also played a role.  While there were a few days and weeks of consternation, the market continued to show remarkable buoyancy as this bull run reached five years in duration.  U.S. stock markets hit their low this cycle on March 9, 2009, with the S&P 500 closing at 676.5.  Five years later it closed at 1878.0.  With dividends, the total return was a remarkable 208.8%.  The nearby table shows all of the Dow Jones Industrial Average’s bull markets since 1900 (the S&P 500 did not exist in its present form until 1957).  This is the 22nd bull market of the modern era; the median price change was 83.5% and the median duration was 33 months.  From the March 9, 2009 low through year-end 2013, the Dow Jones Industrials gained 153.2% in price (with dividends, the total return was 188.2%), making this bull market approximately 83% greater in price and 79% longer in duration than the median bull market over the past 114 years.

Bull Market Dates	Price
Dow Jones Industrial	Return	# Days	~ # Months
Average	Only
9/24/1900 – 6/17/1901	47.8%	266	8.9
11/9/1903 – 1/19/1906	144.3%	802	26.7
11/18/1907 – 11/19/1909	89.6%	732	24.4
9/25/1911 – 9/30/1912	29.1%	371	12.4
12/24/1914 – 11/21/1916	110.5%	698	23.3
12/19/1917 – 11/3/1919	81.4%	684	22.8
8/24/1921 – 9/3/1929	495.2%	2926	97.5
7/8/1932 – 3/10/1937	371.6%	1706	56.9
3/31/1938 – 11/9/1938	60.1%	223	7.4
4/28/1942 – 5/29/1946	128.7%	1492	49.7
10/22/1957 – 12/13/1961	75.1%	1513	50.4
6/26/1962 – 2/9/1966	85.7%	1324	44.1
10/7/1966 – 12/3/1968	32.4%	788	26.3
5/26/1970 – 1/11/1973	66.6%	961	32.0
12/6/1974 – 9/21/1976	75.7%	655	21.8
2/28/1978 – 4/27/1981	38.0%	1154	38.5
8/12/1982 – 8/25/1987	250.4%	1839	61.3
10/19/1987 – 7/16/1990	72.5%	1001	33.4
10/11/1990 – 7/17/1998	294.8%	2835	94.5
8/31/1998 – 1/14/2000	55.5%	501	16.7
10/9/2002 – 10/9/2007	94.4%	1826	60.9
3/9/2009 – 12/31/2013	153.2%	1758	58.6
Average	129.7%	1184	39.5
Median	83.5%	981	32.7
Source: Fiduciary Management, Inc./Bloomberg

This bull market reminds us of the old movie, Groundhog Day, with Bill Murray.  Phil Connors (Murray) repeatedly wakes up to Sonny & Cher on the radio, and has to live the same day over and over no matter what he does.  Similarly, this market seems to stay the same …expensive… despite a litany of less-than-appealing fundamentals: corporate revenue growth weakening, spotty job growth (actually falling when adjusted for the drop in average workweek hours), China slowing, emerging markets swooning, Syria and the Middle East aflame, Russia swiping Crimea and acting with hostility elsewhere, biotechnology stocks soaring on sketchy fundamentals, and classic signs of overexuberance (Whatsapp, Pandora, etc.).  Of course, there are some positives, including improved bank lending and consumer sentiment, but so far precious little is being translated into sustainable economic growth.  Valuations, as articulated ad nauseam in recent letters, remain extremely high from a historical perspective.  Investor bullishness and the raft of low quality IPOs are additional signs of speculative excess.  Added to this is the continuing fiscal crisis, a toxic political environment, and a monetary policy that all but ignores the potential ramifications of conjuring up $4 trillion of high-powered money out of thin air.

The developments in China deserve special mention.  Chinese leaders have recently begun to admit what many, including us, have been saying for some time: credit extension has gotten out of control.  Credit has grown at more than 20% per year for over five years ($14 trillion), much of which has been spent on real estate and infrastructure where there are clear signs of excess.  On March 7, China allowed its first corporate bond default, the Chaori Solar Energy Science & Technology Co.  On March 18, Zhejiang Xingrun Real Estate Co. defaulted on $567 million of debt.  Will the authorities continue to let the air out of the bubble by not propping up zombie companies and state-owned enterprises?  Heretofore that has not been their modus operandi but it is possible that a major change is afoot.  How much pain will the authorities tolerate?  We will monitor the developments closely.

Unlike Groundhog Day, we can’t stop the clock and make all the bad things turn out great.  We own this set of shaky fundamentals, and we own them at high valuations.  Most bull markets are impervious to fundamentals in the short run, but not over the long haul.  The problem is that investors believe they can spot signs of trouble and “get out with their skin.”  Unfortunately, this rarely happens.  Simply look at the aforementioned list of real and anecdotal signs that might typically be tipping points for a stock market.  So far each one proved false but instead of investors counting their lucky stars and derisking, they actually do the opposite, becoming more emboldened and aggressive.  It’s why when markets turn, they rarely decline to an average or median level, but more commonly overshoot on the downside.  The euphoria turns to panic and as the disillusionment deepens, the once overvalued becomes cheap.  It’s also why most studies show that the average investor has achieved about a 3% return in the stock market while the S&P 500 has done close to 10%.

Human nature rarely changes from cycle to cycle.  The crack marketing and client service team (all four of them!) at Fiduciary Management, Inc. (the adviser to FMIHX) tell prospective and existing shareholders to expect our approach to lag strong markets and outperform in more difficult markets.  This has been the adviser’s general pattern for 30+ years of managing money, but of course there are no guarantees.  Our philosophy and strategy is geared toward relative risk aversion and is focused on long-term rather than short-term performance.  This has yielded fairly substantial outperformance over full market cycles but occasionally not over shorter periods.  The FMI Large Cap Fund gained 194.77% from the March 9, 2009 bottom to the fifth anniversary of the current rally (3/7/2014), approximately 93% of the 208.75% return of the S&P 500.  Of course the full story on this cycle has yet to be told, but if we go back to the previous peak on October 12, 2007 and measure the return through the 2008-09 bear market back to the five-year anniversary of the bull market (3/7/2014), FMIHX gained 54.96% compared to 38.54% for the S&P 500.  Since the inception of FMIHX (12/31/2001), the total return through 3/31/2014 was 186.77% compared to 108.50% for the S&P 500.  Despite the best efforts of our marketing people, we’ve seen the same phenomenon over the decades: some shareholders who acknowledge on the front end that our strategy will underperform in a strong up market don’t have the constitution to be patient and wait for the inevitable turn.  Sometimes they go to the dark side (speculative growth or momentum) and other times they find a new value-oriented or “alternative” manager or mutual fund.  There is always going to be another manager with a better near-term track record.  The performance game is cutthroat and as Warren Buffett likes to say, “You never know who is swimming naked until the tide goes out.”  The best approach is to ascertain whether the fund owns financially strong companies with good business models, and that have valuations that are reasonable, if not cheap.

On that note, we’d like to highlight a couple of investments.

Berkshire Hathaway Inc. – Cl B (BRK.B)
(Analyst: Karl Poehls)

Description

Berkshire Hathaway is a holding company owning subsidiaries that engage in a number of diverse business activities including property and casualty insurance and reinsurance (29% of 2013 EBIT [earnings before interest and taxes]); freight rail transportation (29%); utilities and energy (9%); finance (4%); and manufacturing, services and retailing (29%).  Included in the group of subsidiaries that underwrite property and casualty insurance and reinsurance is GEICO, the third largest private passenger auto insurer in the U.S., and two of the largest reinsurers in the world, General Re and the Berkshire Hathaway Reinsurance Group.  Other notable subsidiaries are: Burlington Northern Sante Fe (BNSF), MidAmerican Holdings, McLane, Iscar, The Marmon Group, Shaw Industries, Benjamin Moore, Lubrizol, NetJets, Forest River, and Johns Manville.

Good Business

•	Most of Berkshire’s operating subsidiaries enjoy sustainable competitive advantages and hold leadership positions in their respective industries.

•
GEICO is one of the world’s most valuable insurance operations.  It generates superior underwriting results and benefits from a low-cost structure.  The reinsurance operations have the balance sheet capacity to write business that others cannot.

•
At year-end 2013, Berkshire’s insurance “float” exceeded $75 billion.  Given the underwriting discipline of the company’s insurance operations, this float is effectively free capital that can be deployed into attractive investment opportunities.

•	The market value of Berkshire’s investment portfolio is approximately $220 billion. The underlying securities provide a recurring stream of investment income.

•	Over the past ten years, Berkshire’s book value per share has compounded at 11% per annum.

•	The company possesses a strong balance sheet. Berkshire’s long-term debt is rated Aa2 and AA by Moody’s and S&P, respectively.

Valuation

•
Berkshire’s current P/BV (price-to-book value) multiple is 1.38 times.  This compares to its trailing 10-year average P/BV multiple of 1.42 times.  CEO Warren Buffett has noted that he views a valuation below 1.20 times BV as attractive and plans to repurchase stock in the open market at valuations below this level.  We estimate that 1.50-1.70 times BV is a more appropriate multiple.  While highly unlikely, should Berkshire ever be broken up, the sum-of-the-parts valuation should be well in excess of the current market value.

•
In 2013, Berkshire’s non-insurance operations generated $15 billion in pretax earnings.  Applying a 10 multiple to these earnings, we derive a value per Class B share of $63.  In addition, the company’s cash and investments are worth $220 billion or $89 per Class B share.  Thus, this valuation approach suggests Berkshire’s intrinsic value exceeds $150 per Class B share.

Management

•	CEO Warren Buffett is one of the world’s most successful investors. He owns a significant amount of Berkshire’s common stock and is an above-average steward of shareholder capital.

•	A key aspect of Buffett’s approach is to partner with outstanding operating managers.

Investment Thesis

Warren Buffett is now 83 years old.  Many investors are worried about succession planning and are skeptical about the company’s ability to grow book value at above market rates once Buffett steps down or dies.  Buffett’s passing will undoubtedly hurt the stock but we believe that it will be a short-term hit and it won’t exactly come as a surprise.  Further, investors are not giving the company credit for its increased earnings from non-insurance operations and are still valuing the enterprise like a financial institution.  Given its fortress balance sheet and collection of above-average businesses, we estimate Berkshire’s common stock is trading at a meaningful discount to its intrinsic value.

UnitedHealth Group Inc. (UNH)
(Analyst: Dan Sievers)
Description

UnitedHealth Group is the largest and most diversified health benefits and managed care provider in the United States, with dominant competitive positioning in each of the core managed care business segments (commercial, Medicare, and Medicaid) as well as meaningful and improving competencies outside of the core managed care business (pharmacy benefit management, healthcare IT, and healthcare data). In terms of health benefits, the company serves 30 million consumers (individual, employer risk, and employer fee-based arrangements), 10 million Medicare beneficiaries (roughly 1 in 5), 4 million people through state Medicaid programs, 2.9 million veterans (a fee-based Department of Defense plan), and 4.8 million people through the acquired Amil business.  Optum is a $37 billion growth business organized around health data.

Good Business

•
UnitedHealth controls the number one or number two market share position in each health insurance end-market.  The level of local, state, and federal regulations affecting this industry continue to raise complexity and thus barriers to entry.

•
Health benefits migration away from fee-for-service models and toward more sophisticated managed care arrangements (performance-based contracts, accountable care, shared savings, and data feedback) favors scale-advantaged technologically-capable players like UnitedHealth.

•	The company is expanding internationally (Amil is Brazil’s largest commercial insurer).

•	Optum is a collection of interesting higher-growth and higher-margin healthcare service, IT, and data businesses that have the potential to improve outcomes and healthcare efficiencies.

•	The 5-year average ROE (return on equity) has been 18.3%.

Valuation

•	UnitedHealth trades for 14.8 times earnings, in-line with its 10-year trailing average.

•	The stock trades at a discount to the median of its long-term enterprise value-to-sales multiple.

•	The company has a higher ROIC (return on invested capital) and long-term growth prospects that are greater than the average S&P 500 company, yet sells at a significant discount.

Management

•
CEO Steve Hemsley is highly regarded, and all of our research suggests that the company has a deep bench of executive talent.  Management has purposefully diversified UnitedHealth in thoughtful ways and has invested in forward thinking (even reform-minded) businesses, especially in the construction of Optum.

•	Through dividends and repurchases, the company aims to return 65%-70% of free cash flow to shareholders.

•	ROE is a key compensation metric (2010-2012 target was 14.2% vs. 18.8% actual).

•	Optum’s performance target to advance from 8% ROIC in 2012 to 15% in 2015 looks achievable.

Investment Thesis

By about 2017, UnitedHealth Group’s profit contribution should be roughly 1/3 Commercial, 1/3 Government programs, and 1/3 Optum.  Following 2013’s Medicare Advantage reimbursement reset and 2014’s various Affordable Care Act (“ACA”) related changes (and challenges), the company will remain a powerful scale-advantaged player poised for substantial EPS (earnings per share) growth.  As in any difficult reimbursement environment, the companies with the best scale and associated low operating cost structure gain market share.  On the other side of ACA implementation, we believe that industry P/E (price-to-earnings) multiples could expand, at least on a relative basis.  Given the company’s enviable track record and superior growth profile, we think it should trade at an expanded premium.

Thank you for your support of the FMI Large Cap Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 91.9% (a)

COMMERCIAL SERVICES SECTOR — 2.6%
	Miscellaneous Commercial Services — 2.6%
3,895,000	Cintas Corp.	$104,178,514	$232,180,950

CONSUMER NON-DURABLES SECTOR — 10.5%
	Food: Major Diversified — 10.5%
27,475,000	Danone S.A. - SP-ADR	388,621,919	389,870,250
4,200,000	Nestlé S.A. - SP-ADR	226,328,316	315,924,000
5,287,000	Unilever PLC - SP-ADR	212,079,561	226,177,860
		827,029,796	931,972,110
CONSUMER SERVICES SECTOR — 2.3%
	Media Conglomerates — 2.3%
3,175,000	Time Warner Inc.	83,095,288	207,422,750

DISTRIBUTION SERVICES SECTOR — 3.2%
	Medical Distributors — 3.2%
4,350,000	AmerisourceBergen Corp.	131,156,744	285,316,500

ELECTRONIC TECHNOLOGY SECTOR — 3.2%
	Electronic Components — 3.2%
4,755,000	TE Connectivity Ltd.	109,032,092	286,298,550

ENERGY MINERALS SECTOR — 4.5%
	Oil & Gas Production — 4.5%
5,915,000	Devon Energy Corp.	362,217,764	395,890,950

FINANCE SECTOR — 15.1%
	Financial Conglomerates — 4.1%
3,984,000	American Express Co.	173,512,781	358,679,520

	Insurance Brokers/Services — 2.1%
4,176,000	Willis Group Holdings PLC	159,709,388	184,286,880

	Major Banks — 8.9%
12,135,000	Bank of New York Mellon Corp.	295,617,813	428,244,150
7,010,000	Comerica Inc.	216,460,410	363,118,000
		512,078,223	791,362,150
HEALTH SERVICES SECTOR — 5.0%
	Managed Health Care — 5.0%
5,421,000	UnitedHealth Group Inc.	395,782,179	444,467,790

HEALTH TECHNOLOGY SECTOR — 5.4%
	Medical Specialties — 3.5%
4,207,000	Covidien PLC	182,529,340	309,887,620

	Pharmaceuticals: Major — 1.9%
3,169,000	GlaxoSmithKline PLC - SP-ADR	135,415,103	169,319,670

INDUSTRIAL SERVICES SECTOR — 4.4%
	Oilfield Services/Equipment — 4.4%
4,000,000	Schlumberger	264,608,708	390,000,000

PROCESS INDUSTRIES SECTOR — 6.3%
	Chemicals: Agricultural — 6.3%
15,392,000	Potash Corp. of Saskatchewan Inc.	577,225,202	557,498,240

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2014 (Unaudited)

Shares or Principal Amount		Cost	Value

COMMON STOCKS — 91.9% (a) (Continued)

PRODUCER MANUFACTURING SECTOR — 15.1%
	Industrial Conglomerates — 8.7%
2,500,000	3M Co.	$178,166,900	$339,150,000
3,477,000	Berkshire Hathaway Inc. - Cl B*	250,004,548	434,520,690
		428,171,448	773,670,690
	Industrial Machinery — 3.3%
3,633,000	Illinois Tool Works Inc.	175,323,187	295,471,890

	Trucks/Construction/Farm Machinery — 3.1%
4,000,000	PACCAR Inc.	170,974,477	269,760,000

RETAIL TRADE SECTOR — 3.4%
	Discount Stores — 3.4%
3,960,000	Wal-Mart Stores Inc.	217,791,075	302,662,800

TECHNOLOGY SERVICES SECTOR — 8.1%
	Information Technology Services — 4.8%
5,282,000	Accenture PLC	260,748,277	421,081,040

	Packaged Software — 3.3%
7,040,000	Microsoft Corp.	206,917,184	288,569,600

TRANSPORTATION SECTOR — 2.8%
	Air Freight/Couriers — 2.8%
6,150,000	Expeditors International of Washington Inc.	231,833,459	243,724,500
	Total common stocks	5,709,330,229	8,139,524,200

SHORT-TERM INVESTMENTS — 7.9% (a)
	Commercial Paper — 4.0%
$353,300,000	U.S. Bank N.A., 0.03%, due 04/01/14	353,300,000	353,300,000

	U.S. Treasury Securities — 3.9%
350,000,000	U.S. Treasury Bills, 0.005%, due 04/17/14	349,992,222	349,992,222
	Total short-term investments	703,292,222	703,292,222
	Total investments — 99.8%	$6,412,622,451	8,842,816,422
	Other assets, less liabilities — 0.2% (a)		14,546,351
	TOTAL NET ASSETS — 100.0%		$8,857,362,773

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
INDUSTRY SECTORS
as of March 31, 2014 (Unaudited)

FMI
Common Stock
Fund

March 31, 2014

Dear Fellow Shareholders:

The FMI Common Stock Fund (FMIMX) returned 1.81% in the March quarter compared to 1.12% for the Russell 2000 Index.  Sectors that aided results in the period included Distribution Services, Process Industries, and Energy.  Anixter International, Innophos Holdings, and Cimarex Energy led these groups, respectively.  On the downside, Producer Manufacturing, Commercial Services, and Electronic Technology all underperformed with Kennametal, Dun & Bradstreet, and MKS Instruments underperforming within these segments.  While there were a few days and weeks of consternation, the market continued to show remarkable buoyancy as this bull run reached five years in duration.  U.S. stock markets hit their low this cycle on March 9, 2009, with the Russell 2000 closing at 343.26.  Five years later it closed at 1203.32.  With dividends, the total return was a remarkable 275.22%.  The table below shows all of the Dow Jones Industrial Average’s bull markets since 1900 (the Russell and Standard & Poor’s indices did not exist then).  This is the 22nd bull market of the modern era; the median price change was 83.5% and the median duration was 33 months.  From the March 9, 2009 low through year-end 2013, the Dow Jones Industrials gained 153.2% in price (with dividends, the total return was 188.2%), making this bull market approximately 83% greater in price and 79% longer in duration than the median bull market over the past 114 years.

Bull Market Dates	Price
Dow Jones Industrial	Return	# Days	~ # Months
Average	Only
9/24/1900 – 6/17/1901	47.8%	266	8.9
11/9/1903 – 1/19/1906	144.3%	802	26.7
11/18/1907 – 11/19/1909	89.6%	732	24.4
9/25/1911 – 9/30/1912	29.1%	371	12.4
12/24/1914 – 11/21/1916	110.5%	698	23.3
12/19/1917 – 11/3/1919	81.4%	684	22.8
8/24/1921 – 9/3/1929	495.2%	2926	97.5
7/8/1932 – 3/10/1937	371.6%	1706	56.9
3/31/1938 – 11/9/1938	60.1%	223	7.4
4/28/1942 – 5/29/1946	128.7%	1492	49.7
10/22/1957 – 12/13/1961	75.1%	1513	50.4
6/26/1962 – 2/9/1966	85.7%	1324	44.1
10/7/1966 – 12/3/1968	32.4%	788	26.3
5/26/1970 – 1/11/1973	66.6%	961	32.0
12/6/1974 – 9/21/1976	75.7%	655	21.8
2/28/1978 – 4/27/1981	38.0%	1154	38.5
8/12/1982 – 8/25/1987	250.4%	1839	61.3
10/19/1987 – 7/16/1990	72.5%	1001	33.4
10/11/1990 – 7/17/1998	294.8%	2835	94.5
8/31/1998 – 1/14/2000	55.5%	501	16.7
10/9/2002 – 10/9/2007	94.4%	1826	60.9
3/9/2009 – 12/31/2013	153.2%	1758	58.6
Average	129.7%	1184	39.5
Median	83.5%	981	32.7
Source: Fiduciary Management, Inc./Bloomberg

This bull market reminds us of the old movie, Groundhog Day, with Bill Murray.  Phil Connors (Murray) repeatedly wakes up to Sonny & Cher on the radio, and has to live the same day over and over no matter what he does.  Similarly, this market seems to stay the same …expensive… despite a litany of less-than-appealing fundamentals: corporate revenue growth weakening, spotty job growth (actually falling when adjusted for the drop in average workweek hours), China slowing, emerging markets swooning, Syria and the Middle East aflame, Russia swiping Crimea and acting with hostility elsewhere, biotechnology stocks soaring on sketchy fundamentals, and classic signs of overexuberance (Whatsapp, Pandora, etc.).  Of course, there are some positives, including improved bank lending and consumer sentiment, but so far precious little is being translated into sustainable economic growth.  Valuations, as articulated ad nauseam in recent letters, remain extremely high from a historical perspective.  Investor bullishness and the raft of low quality IPOs are additional signs of speculative excess.  Added to this is the continuing fiscal crisis, a toxic political environment, and a monetary policy that all but ignores the potential ramifications of conjuring up $4 trillion of high-powered money out of thin air.

The developments in China deserve special mention.  Chinese leaders have recently begun to admit what many, including us, have been saying for some time: credit extension has gotten out of control.  Credit has grown at more than 20% per year for over five years ($14 trillion), much of which has been spent on real estate and infrastructure where there are clear signs of excess.  On March 7, China allowed its first corporate bond default, the Chaori Solar Energy Science & Technology Co.  On March 18, Zhejiang Xingrun Real Estate Co. defaulted on $567 million of debt.  Will the authorities continue to let the air out of the bubble by not propping up zombie companies and state-owned enterprises?  Heretofore that has not been their modus operandi but it is possible that a major change is afoot.  How much pain will the authorities tolerate?  We will monitor the developments closely.

Unlike Groundhog Day, we can’t stop the clock and make all the bad things turn out great.  We own this set of shaky fundamentals and we own them at high valuations.  Most bull markets are impervious to fundamentals in the short run, but not over the long haul.  The problem is that investors believe they can spot signs of trouble and “get out with their skin.”  Unfortunately, this rarely happens.  Simply look at the aforementioned list of real and anecdotal signs that might typically be tipping points for a stock market.  So far each one proved false but instead of investors counting their lucky stars and derisking, they actually do the opposite, becoming more emboldened and aggressive.  It’s why when markets turn, they rarely decline to an average or median level, but more commonly overshoot on the downside.  The euphoria turns to panic and as the disillusionment deepens, the once overvalued becomes cheap.  It’s also why most studies show that the average investor has achieved about a 3% return in the stock market while the S&P 500 has done close to 10%.

Human nature rarely changes from cycle to cycle.  The crack marketing and client service team (all four of them!) at Fiduciary Management, Inc. (the adviser to FMIMX) tell prospective and existing shareholders to expect our approach to lag strong markets and outperform in more difficult markets.  This has been the adviser’s general pattern for over 30+ years of managing money, but of course there are no guarantees.  Our philosophy and strategy is geared toward relative risk aversion and is focused on long-term rather than short-term performance.  This has yielded fairly substantial outperformance over full market cycles but occasionally not over shorter periods.  The FMI Common Stock Fund gained 243.33% from the March 9, 2009 bottom to the fifth anniversary of the current rally (3/7/2014), approximately 88% of the 274.97% return of the Russell 2000.  Of course the full story on this cycle has yet to be told, but if we go back to the previous peak on July 13, 2007 and measure the return through the 2008-09 bear market back to the five-year anniversary of the bull market (3/7/2014), FMIMX gained 73.20% compared to 54.24% for the Russell 2000.  Going back two peaks ago (3/10/2000) and measuring to March 7, 2014, the total return of FMIMX is 414.20% compared to 139.73% for the Russell 2000.  Despite the best efforts of our marketing people, we’ve seen the same phenomenon over the decades: some shareholders who acknowledge on the front end that our strategy will underperform in a strong up market don’t have the constitution to be patient and wait for the inevitable turn.  Sometimes they go to the dark side (speculative growth or momentum) and other times they find a new value-oriented or “alternative” manager or mutual fund.  There is always going to be another fund with a better near-term track record.  The performance game is cutthroat and as Warren Buffett likes to say, “You never know who is swimming naked until the tide goes out.” The best approach is to ascertain whether the fund owns financially strong companies with good business models, and that have valuations that are reasonable, if not cheap.

On that note, we’d like to highlight a couple of investments.

Valmont Industries Inc. (VMI)
(Analyst: Matt Sullivan)

Description

Valmont is a diversified global producer of fabricated metal infrastructure and irrigation products.  The company has five reportable segments: Utility Support Structures (29% of revenue, 32% of profits), Irrigation (27%, 33%), Engineered Infrastructure Products (EIP) (27%, 16%), Coatings (9%, 14%), and Other (8%, 5%).  The Utility segment produces steel and concrete pole structures that support electrical transmission and distribution lines.  The Irrigation segment is a global producer of mechanized irrigation systems.  The EIP segment produces steel lighting and traffic control poles, wireless communication towers, roadway safety products, and industrial access systems.  The Coatings segment provides metal coating services, including galvanizing, painting, and anodizing.  The company was founded in 1946, and is headquartered in Omaha, Nebraska.

Good Business

•	ROIC (return on invested capital) has averaged 14% over the past five years and 13.3% over the past ten years, which comfortably exceeds the company’s cost of capital.

•	Valmont produces necessary products in industries with solid long-term demand drivers.

•	The company holds a leading market share position in each of its four main business segments.

•	Product quality and proximity to end customers differentiate industry competitors, giving well regarded, global incumbents with strong brand recognition a competitive advantage.

•	Valmont has a solid balance sheet with a debt-to-capital ratio of 24%, and cash equal to debt.

•	Management is experienced, well regarded, and known as a conservative team that emphasizes ROIC.

Valuation

•
Valmont is currently valued at 14.3 times earnings and 14.1 times forward EPS (earnings per share) estimates, both of which are approximately one standard deviation below the company’s respective 10-year averages.

•	Valmont’s price-to-book multiple is 2.6 times, which is in line with its 5- and 10-year averages. The company has compounded its book value at 19.3% over the past five and ten years.

•
The company is currently valued at 1.2 times sales, and 6.9 times EBITDA (earnings before interest, taxes, depreciation, and amortization).  These metrics compare favorably to the general small- and mid-cap universe.

Management

•
The company’s CEO, Mogens Bay, has been with Valmont for 34 years.  He has held the position of CEO since 1993, and Chairman of the Board since 1997.  Bay owns 331,935, or 1.2%, of the outstanding shares.  Valmont has a good track record under Bay’s leadership.

•
Long-term incentives are tied to return on invested capital and cumulative compound operating income growth.  Conversations with Mogens Bay have revealed that he is intensely focused on ROIC and EVA (economic value added), which we believe is a very important managerial quality.

Investment Thesis

Valmont is an above-average business with solid long-term growth prospects.  Concerns over near-term demand for some of the company’s cyclical products have recently pressured the stock.  Over time, these concerns should subside as the company continues to participate in domestic and international infrastructure build-outs.  They are also well positioned to supply the increasing need for more sophisticated and efficient irrigation products.  The irrigation market in the U.S. is dominated by Valmont and Lindsay Corp., another FMIMX holding.  We feel Valmont is trading at an attractive absolute valuation, and is especially appealing relative to broader market indices.  This is especially true when considering the company’s above-average historical growth and ROIC characteristics.

Varian Medical Systems Inc. (VAR)
(Analyst: Matthew Goetzinger)
Description

Varian Medical is the leading provider of instruments and technologies to treat and eradicate cancers.  The Oncology segment generates 77% of total revenue, and 87% of profits.  Varian’s industry leading X-RAY tubes and flat-panel image detector business accounts for 18% of total company revenues.  Varian’s “Other” segment accounts for the residual 5% of company-wide revenue, and includes Security and Inspection Products (SIP) and the proton therapy business.

Good Business

•	Varian’s industry-leading installed base, commitment to research and development, and time-tested product quality ensure a durable business model.

•	The company competes in a rational duopoly with the top two companies controlling 90% of the market.

•	As a byproduct of a sticky installed base, recurring service, software, and component parts drive over 55% of profits. Equipment replacement cycles average ten years.

•	Over the past five years, Varian has earned an average ROIC of 27%.

•	The company maintains net cash of $620 million, or $5.87 per share. Working capital is well controlled.

•	Government reimbursement is a risk, although the inherent profitability of radiation systems enables providers to earn a relatively short (12-24 month) payback.

•	Radiotherapy is one of the most effective and cost competitive treatment modalities.

Valuation

•
Excluding net cash on the balance sheet, Varian’s 2014 estimated P/E (price-to-earnings ratio) is 17.6 times.  The company’s EV/Sales (enterprise value-to-sales) multiple is 2.6 times.  Both valuation metrics are approximately in-line with the company’s historical 5-year mean.

•	At present, Varian trades at a 15% discount to the health technology sector, relative to the company’s 5-year average premium of 10%.

•	On an enterprise value-to-EBITDA basis, the stock trades at a meaningful discount to private transaction values and the stock market.

Management

•	Varian has a long-tenured management team with valuable industry experience. The company has been a good steward of shareholder capital.

•	Richard Levy, Ph.D. is Chairman of the Board, and previously led the company as CEO for seven years.

•	Dow Wilson was named President and CEO in 2012, having served as the head of the Oncology business for seven years. Wilson joined the company from the management ranks of GE Healthcare.

Investment Thesis

Varian Medical is a high-quality business offered at a reasonable valuation in a generally expensive market.  The company has matured gracefully, and now derives over 50% of profits from recurring revenue businesses.  Management plans to continue to innovate, but not spend aggressively, in what has developed into a fairly rational duopoly.  Occasional share repurchases, and perhaps eventually a dividend, await long-term shareholders.  Under our conservative set of assumptions, we feel the company can grow EPS by at least 10% over the next several years.  With the prospect for modest multiple expansion, the stock has solid long-term appeal.

Thank you for your support of the FMI Common Stock Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 84.1% (a)

COMMERCIAL SERVICES SECTOR — 8.8%
	Financial Publishing/Services — 1.9%
272,000	The Dun & Bradstreet Corp.	$18,520,002	$27,023,200

	Miscellaneous Commercial Services — 5.6%
612,000	Cintas Corp.	14,602,267	36,481,320
1,200,000	Genpact Ltd*	20,235,169	20,904,000
1,333,850	RPX Corp.*	22,619,330	21,715,078
		57,456,766	79,100,398
	Personnel Services — 1.3%
425,000	Robert Half International Inc.	11,128,001	17,828,750

CONSUMER DURABLES SECTOR — 1.6%
	Homebuilding — 1.6%
20,000	NVR Inc.*	19,680,129	22,940,000

CONSUMER NON-DURABLES SECTOR — 0.5%
	Food: Specialty/Candy — 0.5%
116,725	Cal-Maine Foods Inc.	5,836,773	7,327,995

DISTRIBUTION SERVICES SECTOR — 15.6%
	Electronics Distributors — 10.0%
500,000	Anixter International Inc.	32,972,379	50,760,000
943,000	Arrow Electronics Inc.*	14,950,905	55,976,480
857,000	ScanSource Inc.*	22,062,384	34,939,890
		69,985,668	141,676,370
	Medical Distributors — 3.2%
1,078,000	Patterson Cos. Inc.	23,705,261	45,017,280

	Wholesale Distributors — 2.4%
244,000	MSC Industrial Direct Co. Inc.	19,442,737	21,110,880
300,000	World Fuel Services Corp.	11,984,595	13,230,000
		31,427,332	34,340,880
ELECTRONIC TECHNOLOGY SECTOR — 3.4%
	Aerospace & Defense — 1.7%
673,000	FLIR Systems Inc.	20,298,915	24,228,000

	Electronic Production Equipment — 1.7%
793,000	MKS Instruments Inc.	21,407,181	23,702,770

ENERGY MINERALS SECTOR — 3.4%
	Oil & Gas Production — 3.4%
402,000	Cimarex Energy Co.	22,592,356	47,882,220

FINANCE SECTOR — 17.3%
	Finance/Rental/Leasing — 3.6%
630,000	Ryder System Inc.	29,693,355	50,349,600

	Insurance Brokers/Services — 1.4%
423,000	Arthur J. Gallagher & Co.	8,259,786	20,126,340

	Life/Health Insurance — 3.3%
897,000	Protective Life Corp.	13,864,500	47,173,230

	Property/Casualty Insurance — 4.3%
804,000	Greenlight Capital Re Ltd.*	19,808,449	26,371,200
840,000	W.R. Berkley Corp.	20,975,570	34,960,800
		40,784,019	61,332,000
	Regional Banks — 4.7%
590,000	Cullen/Frost Bankers Inc.	34,252,169	45,742,700
680,000	Zions Bancorporation	16,146,199	21,066,400
		50,398,368	66,809,100

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2014 (Unaudited)

Shares or Principal Amount		Cost	Value

COMMON STOCKS — 84.1% (a) (Continued)

HEALTH TECHNOLOGY SECTOR — 3.0%
	Medical Specialties — 3.0%
512,000	Varian Medical Systems Inc.*	$38,084,589	$43,002,880

PROCESS INDUSTRIES SECTOR — 11.7%
	Chemicals: Agricultural — 3.2%
1,400,000	Sociedad Quimica y Minera de Chile S.A. - SP-ADR	42,141,813	44,436,000

	Chemicals: Specialty — 4.0%
380,000	Compass Minerals International Inc.	27,626,318	31,357,600
446,000	Innophos Holdings Inc.	22,106,901	25,288,200
		49,733,219	56,645,800
	Containers/Packaging — 2.7%
756,000	Avery Dennison Corp.	21,521,769	38,306,520

	Industrial Specialties — 1.8%
514,000	H.B. Fuller Co.	13,814,305	24,815,920

PRODUCER MANUFACTURING SECTOR — 9.7%
	Industrial Machinery — 3.8%
840,000	Kennametal Inc.	33,600,357	37,212,000
392,550	Woodward Inc.	17,255,060	16,302,602
		50,855,417	53,514,602
	Miscellaneous Manufacturing — 3.9%
336,000	Carlisle Cos. Inc.	7,508,321	26,658,240
189,000	Valmont Industries Inc.	28,314,014	28,130,760
		35,822,335	54,789,000
	Trucks/Construction/Farm Machinery — 2.0%
327,000	Lindsay Corp.	26,203,090	28,834,860

RETAIL TRADE SECTOR — 1.3%
	Discount Stores — 1.3%
311,000	Family Dollar Stores Inc.	8,376,626	18,041,110

TECHNOLOGY SERVICES SECTOR — 4.1%
	Data Processing Services — 4.1%
1,558,000	Broadridge Financial Solutions Inc.	34,988,238	57,864,120

TRANSPORTATION SECTOR — 3.7%
	Air Freight/Couriers — 1.2%
352,000	Forward Air Corp.	11,267,415	16,230,720

	Marine Shipping — 2.5%
343,000	Kirby Corp.*	14,932,226	34,728,750
	Total common stocks	792,779,454	1,188,068,415

SHORT-TERM INVESTMENTS — 16.3% (a)
	Commercial Paper — 9.2%
$130,600,000	U.S. Bank N.A., 0.03%, due 04/01/14	130,600,000	130,600,000

	U.S. Treasury Securities — 7.1%
100,000,000	U.S. Treasury Bills, 0.005%, due 04/17/14	99,997,778	99,997,778
	Total short-term investments	230,597,778	230,597,778
	Total investments — 100.4%	$1,023,377,232	1,418,666,193
	Liabilities, less other assets — (0.4%) (a)		(5,167,078)
	TOTAL NET ASSETS — 100.0%		$1,413,499,115

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
INDUSTRY SECTORS
as of March 31, 2014 (Unaudited)

FMI
International
Fund

March 31, 2014

Dear Fellow Shareholders:

The global macro picture was mixed in the March quarter.  It featured a slowdown in growth in Japan, positive momentum in Europe, the first corporate debt default in China, economic turmoil across a number of emerging markets (Argentina, Turkey, Brazil, and South Africa to name a few), and Russia’s emboldened annexation of Crimea.  Stock markets were volatile, with Japan taking a bit of a breather, declining by 6.84% after generating a 54.40% return in 2013.  European stock markets bounced around, with the UK market posting a slight decline, while Germany, France, Italy and Spain returned varying gains.1  The FMI International Fund (FMIJX) held up reasonably well in the quarter with a gain of 1.82%, while the MSCI EAFE Index fell by 0.28% in local currency and rose by 0.66% in U.S. Dollars (USD).  FMIJX sector outperformance was driven by Process Industries, Consumer Non-Durables, and Finance, while Commercial Services, Producer Manufacturing, and Consumer Services failed to keep pace.  Top individual returns were generated by Amorepacific Corp., Sociedad Quimica y Minera de Chile, and Potash Corp., helping to offset declines by Rolls-Royce, Pirelli, and WPP.  While we did not add any new names to the portfolio, we did trim and boost a number of our holdings over the course of the period.

Despite a few initial ripples through developed stock markets, great complacency still remains.  The notion that central banks will continue to support (manipulate) asset prices and drive markets higher seems to be the prevailing view.  We are often asked “how happy we must be” that stocks have been on a tear, with a belief that it “shows quantitative easing is working.” This cannot be further from the truth.  Valuations are stretched, and there appears to be a wide disconnect between stock prices and business fundamentals.  With interest rates near record lows, investors continue to stretch for yield and chase returns.  Following the herd and playing the momentum game can work in the short run when greed is plentiful, but when fear creeps in, it’s a race for the exits.  Company-wide, we are holding more cash now than typical over the Fund’s history.  This is a result of a lack of viable investment candidates that meet our core criteria: a good business, strong management, and attractive valuation.  We don’t expect everything to be perfect – we just want valuations on our side.  If valuations were lower, we would be able to look through the abundance of geopolitical and economic risks across the globe.  In our opinion, we are not being adequately compensated for the current risk/reward equation.  At some point stock markets will overly discount, just as they are overpricing today.  We will be ready to act.

Europe:  All Clear On The Western Front?

The eurozone continues to show some positive signs, stringing together three consecutive quarters of positive GDP growth (1.1% in the fourth quarter).  The European Central Bank (ECB) is expecting growth of 1.2%, 1.5%, and 1.8% in 2014, 2015, and 2016, respectively, after a 0.4% decline in 2013.  Manufacturing activity has expanded for nine straight months, and consumer confidence continues to improve.  While these trends are certainly encouraging, the elephant in the room is that this level of growth will not be sufficient for the eurozone to “grow its way out” of the mess it has created, which includes an unemployment rate near record levels (11.9%), and debt burdens which are still dangerously high, far in excess of pre-crisis levels.  Despite ECB President Mario Draghi’s headline-grabbing claims that he will “do whatever it takes” and that the ECB is “ready and willing to act,” it’s naive to believe that the eurozone is the “island of stability” that he proclaims.  Just because European bonds are now priced near or below pre-crisis levels (see charts on the following page), and the ECB and IMF talking heads say the worst of the crisis is behind us, it doesn’t mean that we are out of the woods.  As a reminder, for quite some time Ben Bernanke said he didn’t believe that there was a housing bubble in the U.S. and we all know that story ended badly.  Wordsmiths can’t change reality.

The reality, from our perspective, is that it’s hard to make a case that European banks and sovereigns are structurally better today than they were before the crisis.  The European banking system is still precarious.  For example, Italy’s largest bank, Unicredit SpA, recently posted a record €15 billion ($20.8 billion) loss in the fourth quarter after having to set aside

1	Japan TOPIX: 6.84%; FTSE All-Share (UK): -0.29%; Germany DAX: 0.04%; France CAC: 2.88%; Italy FTSE MIB: 14.38%; Spain IBEX: 5.42%.

Source:  Bloomberg

money for bad loans and writing down goodwill.  In France, the national auditor recently described France’s debt level (which is set to top 95% of GDP this year) to be in a “danger zone,” with the country’s financial credibility facing a “serious blow” if it misses its deficit reduction target.  In addition, German Chancellor Angela Merkel likes to highlight the fact that Europe accounts for 7% of the world’s population, 25% of its GDP, and 50% of its social spending.  Europe has done little to address this imbalance, and like the U.S., continues to make social promises that are unlikely to be kept.

While European economies are showing some signs of life, unfortunately Europe’s publicly traded companies are recovering from the recession at the slowest pace during any business cycle since 1970, according to the Financial Times.  They write that, “Not only is the recovery in earnings unusually lengthy, but the gap between Europe and the U.S. coming out of the recession is more than three times bigger than it has averaged at this stage in previous cycles.  U.S. earnings are now 20% above their peak in 2007, while European earnings are 26% below.”2  At this rate, it may be 2017 (10 years) before European companies return to peak earnings.  Despite Draghi’s best marketing efforts, it’s hard to buy into the notion that all is clear on the western (European) front.

Japan: Plight of “Abenomics”

After 4.5% and 4.1% annualized GDP growth in the first and second quarters of 2013, respectively, the “Abenomics” monetary experiment was quickly hailed as a great success.  Japan was growing faster than both the U.S. and Europe, and the future suddenly looked bright again.  Sentiment was improving, and Japan’s problems seemed to be magically disappearing.  Fast forward just six short months, and as we expected, things are no longer as rosy as they once appeared.  After 0.9% growth in the third quarter and 0.7% in the fourth quarter, expectations (and the Japanese stock market) have started to come back down to earth.  The World Bank is forecasting just 1.4% and 1.2% growth in 2014 and 2015, respectively.  As we have expressed in prior shareholder letters, printing money does not solve deep structural problems, and may lead to bigger issues down the road.  Japan is no exception.

Despite more than a 35% depreciation of the yen, exports continue to be a drag.  As described by the Financial Times, Japan “is the only major economic zone where the volume of exports is much lower than the pre-crisis peak.”3  While a weaker yen has done little to boost export volume growth, it has led to significantly higher energy import costs, especially with nuclear power plants shuttered.  As a result, February’s trade accounts showed a trade deficit for the twentieth straight month, with January’s deficit being the largest on record.  Trade is no longer the engine of growth that it once was, Japan is becoming increasingly dependent upon domestic consumption – a consumer who will soon be hit with a 3% sales tax hike (to 8%) in April.  Demographics are also not on their side, as a shrinking and aging population would make the case for less, not more domestic consumption.  Wage growth, which is a key ingredient to Prime Minister Abe’s master plan, has been virtually non-existent.  January’s 0.1% base wage increase (excluding bonuses and overtime) was the first increase in 22 months.  However, total pay still fell by 0.2%.  While multinational companies such as Toyota, Honda, and Toshiba have announced relatively minor base wage increases, small and medium sized businesses, which employ most of the workers in Japan, are reluctant to raise salaries.4  This is not a recipe for success.  If Abe eventually gets his elusive 2% inflation (or even more), and wages don’t follow suit, he will have an even bigger mess on his hands, with rising costs and falling real income.

2	Gordon, Sarah. “European groups on slow path to profits.” Financial Times, February 24, 2014.
3	McLannahan, Ben. “Japanese manufacturers fail to reap benefit of weaker yen.” Financial Times, January 14, 2014.
4	Soble, Jonathan. “Pay rises likely to rev up Abenomics.” Financial Times, March 12, 2014.

China: Credit Crunch Fears
For the last several quarters, we have been ringing the bell on China, with concerns that a credit and/or housing bubble could derail the world’s second largest economy.  It appears China’s excess is starting to come home to roost, with visible signs of weakness in early 2014.  According to “official” government data, January/February industrial output grew at the slowest pace (8.6%) since 2009, retail sales posted the weakest growth (11.8%) since February 2011, residential and commercial property sales fell by 3.7%, and exports declined by 1.6%.  The HSBC Manufacturing Purchasing Managers’ Index (PMI) posted three consecutive readings below 50,5  which also implies contraction.  We have long believed that China’s GDP growth rates were meaningfully lower than reported by the government, so we are not surprised to see more people starting to question the country’s ability to meet its official 2014 growth target of 7.5%, especially after a weak start to the year.

China is in the midst of an unprecedented period of debt-fueled fixed investment, as credit has grown at an annual rate of 20% over the last five years, more than twice that of GDP.  During this time, $14-15 trillion of credit was extended, promoting investments in real estate, infrastructure, and manufacturing capacity.6  A significant amount of these investments are not economic.  Ruchir Sharma, Morgan Stanley Investment Management’s head of emerging markets, writes: “The key to foretelling credit trouble is not the size but the pace of growth in debt, because during rapid credit booms more and more loans go to wasteful endeavors.  That is China today.  Five years ago it took just $1 of debt to generate $1 of economic growth in China.  In 2013 it took nearly $4 – and one-third of the new debt goes to pay off the old debt.” He estimates China’s total debt to GDP is now 230%, up from 125% in 2008.7  Fitch Ratings predicts that at the current rate of credit growth, debt to GDP will exceed 270% by 2017, at which time China’s interest payments will account for 20% of GDP.6  As we have discussed in the past, we do not believe China’s growth model is sustainable.

To make matters worse, historically China has had a policy of bailing out companies with bad debt instead of allowing them to fail.  This has created a moral hazard and helped facilitate a plethora of “zombie” companies, empty real estate buildings, roads and bridges to nowhere, manufacturing overcapacity, and potentially disastrous bank balance sheets.  Importantly, this bailout mentality may be starting to change, at least to some degree, which could have important ramifications over time.  At his annual news conference on March 13, Chinese Premier Li Keqiang commented that in the case of bonds and other financial products, “isolated cases of default will be unavoidable.” In fact, on March 6 the domestic Chinese bond market experienced its first public bond default since the central bank started regulating the market in 1997.  Shanghai Chaori Solar Energy Science & Technology Co., a maker of solar cells, defaulted after failing to make a ¥89.8 million ($14.7 million) interest payment.  Less than two weeks later, news surfaced of another pending default, as closely-held Zhejiang Xingrun Real Estate Co., a Chinese real estate developer with ¥3.5 billion ($566.6 million) of debt, was reported to have collapsed.  The company was said not to have enough cash to repay creditors that included more than fifteen banks, with its largest shareholder being detained.8  If the credit rug continues to be pulled out from under businesses, they may die quickly.  However, we suspect China will try to wade in slowly, allowing a select group of companies to default while continuing to bail out a number of others.  Li Kequiang commented that the government would take steps to ensure that failures did not pose a threat to the financial system.9  Good luck with that! As recent history has shown (i.e. Lehman), a credit crisis can spin out of control in the blink of an eye.

This is a time to be cautious yet poised to move as conditions can change quickly.  FMIJX has the preponderance of its exposure in powerful, financially strong global franchises such as Accenture, Danone, Henkel and Unilever.  We’ve supplemented these holdings with some special situations, such as the two following highlighted securities:

5	January reading of 49.5; February reading of 48.5; March reading of 48.0.
6	Pei, Minxin. “China admits its ills but faces an unpalatable cure.” Financial Times, March 18, 2014.
7	Sharma, Ruchir. “China’s deb-fuelled boom is in danger of turning to bust.” Financial Times, January 27, 2014.
8	Yang, Steven. “Chinese Developer With $567 million debt said to collapse.” Bloomberg News, March 17, 2014.
9	Hornby, Lucy & Anderlini, Jamil. “China warning on defaults sparks fears over growth.” Financial Times, March 14, 2014.

Amorepacific Corp. Pfd. Shs. (090435-KS)
(Analyst: Jonathan Bloom)

Description

Amorepacific Corp. is South Korea’s leading cosmetics company, with a domestic market share of approximately 34%.  The company generates 82% of sales domestically and 18% overseas with a presence in China (11% of sales), France (3%), Asia (3%), and the U.S. (1%).  Approximately 85% of group sales are cosmetics, with 15% coming from household products and green tea.  The company focuses on the high- and mid-end of the market, with 60% of domestic cosmetics sales in the “Luxury” category and 26% in the more reasonably priced “Premium” category.  Domestic cosmetics sales channels include door-to-door (27% of segment sales), specialty store (18%), travel retail (17%), department store (14%), digital (13%), discount store (9%), direct sales (1%), and others (1%).  Top selling domestic brands include Sulwhasoo, Iope, Hera, and Laneige.

Good Business

•	Amorepacific’s return on invested capital (ROIC) has averaged over 16% during the last five years, which exceeds the company’s cost of capital, creating economic value.

•	As South Korea’s number one domestic cosmetics company, Amorepacific benefits from economies of scale.

•	Amorepacific’s brands are perceived to be among the highest quality in South Korea, with strong customer loyalty and brand equity.

•	The company has mid-to-high single-digit top line growth prospects, and potential for margin expansion overseas.

•	The business is easy to understand.

•	The company has a robust balance sheet with net cash.

Valuation

•	The preferred shares (090435-KS) trade at an implied enterprise value-to-sales multiple of 1.1 times, which compares favorably with low-to-mid double-digit operating margins.

•	The preferred shares (090435-KS) trade at a forward earnings per share multiple of 10.5 times. Global cosmetics peers typically trade at over 20 times.

•
The preferred shares trade at a 58% discount to the Amorepacific common shares (090430-KS), which is not economically justified.  The preferred shares have the same economic interest, but lack voting rights.  The preferred shares also pay a 1% higher dividend (non-cumulative) than the common shares.  Voting rights are of little significance, so the discount is attributed to liquidity.

•	The valuation implies a deep discount to intrinsic value, offering a wide margin of safety.

Management

•
President & CEO, Mr. Kyung-bae Suh, received his MBA from Cornell University.  Over $1.6 billion of his wealth is directly tied to the Amorepacific common shares, so he has significant skin in the game.

•	The founding Suh family collectively controls approximately 49.5% of voting rights via the common shares.

•	Management is known to be conservative, with a preference for organic growth vs. acquisitions.

•	Foreign ownership of the preferred shares is approximately 70%, helping to protect minority shareholder interests.

•	There is room for improvement with regard to returning cash to shareholders. The current dividend yield is only 1.2%.

Investment Thesis

This is a rare opportunity to buy a growing, high-quality luxury cosmetics business at a deep discount to intrinsic value.  The 58% preferred share discount is well above levels found in other developed stock markets.  Potential catalysts for share price appreciation include earnings growth, multiple expansion, returning more cash to shareholders via the dividend or a highly accretive share buyback, and incremental interest from like-minded international investors.  In a world of expensive stocks, we feel this opportunity is particularly compelling.

Electrocomponents PLC (ECM-LN)
(Analyst: Andy Ramer)

Description

Electrocomponents is a high service level distributor of tech products for design and maintenance engineers in Continental Europe (35% of sales), UK (29%), North America (23%), and Asia Pacific (13%).  Product categories include electronics, automation & control, test & measurement, and electrical.

Good Business

•
Electrocomponents’ service accuracy, product range and availability, partnerships with leading global suppliers, global customer reach, eCommerce capabilities, and multi-channel approach are competitive advantages.  The company is gaining market share.

•	The average order size is only £150 ($250). Maintenance products account for 60% of sales. The business proved relatively resilient in the 2008 to 2009 downturn.

•
Return on invested capital was 12% in fiscal 2013 and has averaged 13% over the last five and ten years, respectively.  ROIC troughed at 10% in fiscal 2010.  Return on tangible capital was 18% in fiscal 2013.

•	This business is easy to understand.

•
The leverage ratio is 1.1 and interest expense is covered by approximately 22 times.  Distribution businesses tend to become more cash generative in weaker times as receivables are collected and inventories are drawn down.

Valuation

•	Electrocomponents trades for 15.5 times the forward 12-month earnings per share estimate.

•	The enterprise value to last twelve-month sales multiple is 1.05 times and compares to a trailing operating margin of 8.5%, a five-year average margin of 9.5%, and a target range of 9% to 11%.

•	Price/book of 3.3 times is in the lower half of the five-year average range of 2.8 to 4.4 times.

•	The dividend yield is 4.4%.

Management

•	Ian Mason has been CEO since 2001. Simon Boddie joined as Finance Director in 2005. They know the company and industry well.

•
Management is focused on organic growth given their belief that there are significant opportunities to reinvest for growth at attractive returns.  Excess capital is returned to shareholders via the dividend.

•	Executive compensation is modest. The Chairman and CEO roles are split, and directors stand for reelection annually.

Investment Thesis

We feel Electrocomponents is poised to benefit from the secular growth in electronics, without having to take inventor’s risk.  Moreover, structural trends favor larger, global distributors, thus enabling the company to continue taking share from smaller distributors who are unable to match Electrocomponents’ advantages.  Systems are critical to success.  The eCommerce channel represents 57% of sales and continues to move towards the medium-term target of 70%, and SAP has been implemented in over 90% of the business.

Thank you for your support of the FMI International Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 82.9% (a)
COMMON STOCKS — 77.8% (a)

COMMERCIAL SERVICES SECTOR — 9.5%
	Advertising/Marketing Services — 3.0%
297,000	WPP PLC (Jersey) (b)	$4,459,119	$6,136,608

	Miscellaneous Commercial Services — 4.3%
92,500	Secom Co. Ltd. (Japan) (b)	4,851,835	5,317,381
1,406,000	Taiwan Secom (Taiwan) (b)	3,354,704	3,606,130
		8,206,539	8,923,511
	Personnel Services — 2.2%
54,500	Adecco S.A. (Switzerland) (b)	2,555,471	4,535,830

CONSUMER DURABLES SECTOR — 3.1%
	Automotive Aftermarket — 3.1%
407,000	Pirelli & C. SpA (Italy) (b)	4,668,792	6,402,421

CONSUMER NON-DURABLES SECTOR — 12.8%
	Food: Major Diversified — 10.3%
124,500	Danone S.A. (France) (b)	8,704,042	8,795,643
67,000	Nestlé S.A. (Switzerland) (b)	4,329,001	5,043,067
172,500	Unilever PLC (Britain) (b)	6,662,951	7,377,708
		19,695,994	21,216,418
	Household/Personal Care — 2.5%
50,500	Henkel AG & Co. KGaA (Germany) (b)	2,850,203	5,078,717

CONSUMER SERVICES SECTOR — 5.7%
	Hotels/Resorts/Cruiselines — 3.6%
5,720,000	Genting Malaysia Berhad (Malaysia) (b)	7,430,898	7,359,732

	Restaurants — 2.1%
287,000	Compass Group PLC (Britain) (b)	2,911,316	4,382,119

DISTRIBUTION SERVICES SECTOR — 2.2%
	Wholesale Distributors — 2.2%
974,000	Electrocomponents PLC (Britain) (b)	3,711,388	4,610,591

ELECTRONIC TECHNOLOGY SECTOR — 5.9%
	Aerospace & Defense — 3.0%
342,000	Rolls-Royce Holdings PLC (Britain)*(b)	5,025,504	6,122,224

	Electronic Components — 2.9%
100,000	TE Connectivity Ltd. (Switzerland)	3,731,179	6,021,000

ENERGY MINERALS SECTOR — 2.4%
	Integrated Oil — 2.4%
133,500	Royal Dutch Shell PLC (Britain) (b)	4,613,838	4,877,763

FINANCE SECTOR — 6.2%
	Insurance Brokers/Services — 1.8%
83,500	Willis Group Holdings PLC (Ireland)	3,232,258	3,684,855

	Property/Casualty Insurance — 4.4%
21,000	Fairfax Financial Holdings Ltd. (Canada)	8,272,292	9,118,046

HEALTH TECHNOLOGY SECTOR — 5.1%
	Medical Specialties — 3.6%
101,000	Covidien PLC (Ireland)	5,610,633	7,439,660

	Pharmaceuticals: Major — 1.5%
117,500	GlaxoSmithKline PLC (Britain) (b)	2,684,849	3,133,155

INDUSTRIAL SERVICES SECTOR — 3.5%
	Oilfield Services/Equipment — 3.5%
74,500	Schlumberger (Curacao)	5,499,236	7,263,750

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2014 (Unaudited)

Shares or Principal Amount		Cost	Value

LONG-TERM INVESTMENTS — 82.9% (a) (Continued)
COMMON STOCKS — 77.8% (a) (Continued)

PROCESS INDUSTRIES SECTOR — 11.7%
	Chemicals: Agricultural — 7.9%
318,500	Potash Corp. of Saskatchewan Inc. (Canada)	$11,471,926	$11,536,070
149,000	Sociedad Quimica y Minera de Chile S.A. (Chile)	3,951,162	4,722,352
		15,423,088	16,258,422
	Chemicals: Specialty — 1.1%
40,500	Shin-Etsu Chemical Co. Ltd. (Japan) (b)	2,244,946	2,308,742
	Industrial Specialties — 2.7%
68,000	Akzo Nobel N.V. (Netherlands) (b)	4,059,369	5,546,136

PRODUCER MANUFACTURING SECTOR — 1.9%
	Industrial Machinery — 1.9%
12,000	Schindler Holding AG (Switzerland) (b)	1,450,314	1,769,076
8,500	SMC Corp. (Japan) (b)	1,432,190	2,241,731
		2,882,504	4,010,807
RETAIL TRADE SECTOR — 3.2%
	Department Stores — 3.2%
415,000	Hyundai Green Food Co. Ltd. (South Korea) (b)	6,451,206	6,719,614

TECHNOLOGY SERVICES SECTOR — 4.6%
	Information Technology Services — 4.6%
118,000	Accenture PLC (Ireland)	8,158,078	9,406,960
	Total common stocks	134,378,700	160,557,081

PREFERRED STOCKS — 3.7% (a)

CONSUMER NON-DURABLES SECTOR — 3.7%
	Household/Personal Care — 3.7%
8,500	Amorepacific Corp. (South Korea) (b)	2,835,630	4,222,373
16,000	LG Household & Health Care Ltd. (South Korea) (b)	2,888,794	3,471,266
	Total preferred stocks	5,724,424	7,693,639

SAVINGS SHARES — 1.4% (a)

CONSUMER DURABLES SECTOR — 1.4%
	Automotive Aftermarket — 1.4%
216,000	Pirelli & C. SpA - RSP (Italy) (b)	2,287,047	2,997,154
	Total savings shares	2,287,047	2,997,154
	Total long-term investments	142,390,171	171,247,874

SHORT-TERM INVESTMENTS — 17.9% (a)
	Commercial Paper — 10.6%
$21,900,000	U.S. Bank N.A., 0.03%, due 04/01/14	21,900,000	21,900,000
	US Treasury Securities — 7.3%
15,000,000	U.S. Treasury Bills, 0.005%, due 04/17/14	14,999,667	14,999,667
	Total short-term investments	36,899,667	36,899,667
	Total investments — 100.8%	$179,289,838	208,147,541
	Liabilities, less other assets — (0.8%) (a)		(1,666,523)
	TOTAL NET ASSETS — 100.0%		$206,481,018

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as level 2.  As of March 31, 2014 the aggregate value of these securities was $112,055,181.

PLC – Public Limited Company
RSP – Risparmio (Savings)
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2014 (Unaudited)

				U.S. $ Value on			U.S. $ Value on
				March 31, 2014			March 31, 2014	Unrealized
Settlement		Currency to		of Currency to	Currency to		of Currency to	Appreciation
Date	Counterparty	be Delivered		be Delivered	be Received		be Received	(Depreciation)*
4/25/14	State Street Global
	Markets, LLC	17,400,000	British Pound	$29,002,984	28,823,274	U.S. Dollar	$28,823,274	$(179,710)
4/25/14	State Street Global
	Markets, LLC	9,000,000	Canadian Dollar	8,136,434	8,105,364	U.S. Dollar	8,105,364	(31,070)
4/25/14	U.S. Bank, N.A.	1,900,000,000	Chilean Peso	3,455,499	3,458,318	U.S. Dollar	3,458,318	2,819
4/25/14	U.S. Bank, N.A.	300,000,000	Chilean Peso	545,605	520,562	U.S. Dollar	520,562	(25,043)
4/25/14	State Street Global
	Markets, LLC	17,100,000	Euro	23,556,562	23,166,225	U.S. Dollar	23,166,225	(390,337)
4/25/14	Bank of New York	843,000,000	Japanese Yen	8,168,539	8,074,705	U.S. Dollar	8,074,705	(93,834)
4/25/14	U.S. Bank, N.A.	21,000,000	Malaysian Ringgit	6,419,383	6,256,517	U.S. Dollar	6,256,517	(162,866)
4/25/14	U.S. Bank, N.A.	13,600,000,000	South Korean Won	12,760,628	12,633,433	U.S. Dollar	12,633,433	(127,195)
4/25/14	State Street Global
	Markets, LLC	8,400,000	Swiss Franc	9,503,651	9,224,991	U.S. Dollar	9,224,991	(278,660)
4/25/14	U.S. Bank, N.A.	91,000,000	Taiwan Dollar	2,990,475	3,008,265	U.S. Dollar	3,008,265	17,790
				$104,539,760			$103,271,654	$(1,268,106)

*	Unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statements of Assets and Liabilities.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2104 (Unaudited)

FMI Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2014 (Unaudited)

		FMI	FMI	FMI
		Large Cap	Common Stock	International
		Fund	Fund	Fund

ASSETS:
Investments in securities, at value	(a)	$8,842,816,422	$1,418,666,193	$208,147,541
Receivables from shareholders for purchases		8,481,313	622,236	813,626
Dividends and interest receivable		11,998,402	566,090	361,006
Receivable for investments sold		5,884,683	1,470,285	—
Receivable for forward currency contracts		—	—	20,609
Prepaid expenses		165,497	59,259	40,797
Cash		53,290	106,049	117,983
Total assets		$8,869,399,607	$1,421,490,112	$209,501,562
LIABILITIES:
Payable to brokers for investments purchased		$—	$5,995,592	$1,491,380
Payable to shareholders for redemptions		6,038,344	738,623	95,970
Payable to adviser for management fees		4,324,479	999,997	108,288
Payable for forward currency contracts		—	—	1,288,715
Other liabilities		1,674,011	256,785	36,191
Total liabilities		12,036,834	7,990,997	3,020,544
Net assets		$8,857,362,773	$1,413,499,115	$206,481,018
NET ASSETS:
Capital Stock	(b)	$6,248,563,835	$960,643,750	$174,382,177
Net unrealized appreciation (depreciation) on investments:
Securities		2,430,193,971	395,288,961	28,857,703
Forward currency contracts		—	—	(1,268,106)
Foreign currency transactions		—	—	617
Accumulated net realized gain		166,689,886	57,375,833	2,044,646
Undistributed net investment income		11,915,081	190,571	2,463,981
Net assets		$8,857,362,773	$1,413,499,115	$206,481,018
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(Net assets ÷ shares outstanding)		$21.38	$29.18	$28.01

(a)	Identified cost of investments	$6,412,622,451	$1,023,377,232	$179,289,838
(b)	Par value	$0.0001	$0.0001	$0.0001
	Shares authorized	500,000,000	400,000,000	400,000,000
	Shares outstanding	414,325,213	48,447,457	7,371,176

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2014 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

INCOME:
Dividends	$75,579,717	$10,380,593	$1,327,109 *
Interest	93,951	25,116	3,103
Total income	75,673,668	10,405,709	1,330,212
EXPENSES:
Management fees	31,776,666	6,569,181	626,581
Transfer agent fees	5,585,451	691,687	71,104
Administration and accounting services	1,870,117	289,847	59,729
Printing and postage expense	438,121	46,099	5,005
Custodian fees	154,348	25,220	31,866
Registration fees	69,648	14,946	15,237
Professional fees	29,766	24,593	21,265
Board of Directors fees	24,133	21,740	4,987
Other expenses	110,802	43,406	18,138
Total expenses before reimbursement	40,059,052	7,726,719	853,912
Less expenses reimbursed by adviser	—	—	(18,592)
Net expenses	40,059,052	7,726,719	835,320
NET INVESTMENT INCOME	35,614,616	2,678,990	494,892
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	200,277,919	59,447,446	4,228,533
Forward currency contracts	—	—	(2,486,516)
Foreign currency transactions	—	—	465,454
NET REALIZED GAIN (LOSS) ON INVESTMENTS	200,277,919	59,447,446	2,207,471
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) ON INVESTMENTS:
Securities	685,398,610	72,037,344	10,622,772
Forward currency contracts	—	—	1,266,804
Foreign currency transactions	—	—	(2,330)
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) ON INVESTMENTS	685,398,610	72,037,344	11,887,246
NET GAIN ON INVESTMENTS	885,676,529	131,484,790	14,094,717
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$921,291,145	$134,163,780	$14,589,609

*  Net withholding taxes of $171,973.

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2014 (Unaudited) and For the Year Ended September 30, 2013

	FMI		FMI		FMI
	Large Cap		Common Stock		International
	Fund		Fund		Fund

	2014	2013	2014	2013	2014	2013
OPERATIONS:
Net investment income	$35,614,616	$68,382,619	$2,678,990	$2,998,759	$494,892	$1,045,058
Net realized gain on investments	200,277,919	470,091,161	59,447,446	118,919,635	2,207,471	4,005,804
Net change in unrealized
appreciation on investments	685,398,610	803,855,501	72,037,344	157,041,927	11,887,246	12,779,543
Net increase in net assets
from operations	921,291,145	1,342,329,281	134,163,780	278,960,321	14,589,609	17,830,405
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
net investment income	(69,871,376)	(70,248,746)	(5,487,178)	(3,755,898)	(1,132,520)	(276,470)
Distributions from net realized gains	(491,574,929)	(76,074,311)	(116,981,550)	(104,459,853)	(3,162,197)	(780,403)
Total distributions	(561,446,305)	(146,323,057)	(122,468,728)	(108,215,751)	(4,294,717)	(1,056,873)
FUND SHARE ACTIVITIES:
Proceeds from shares issued	795,701,009	2,042,367,387	129,396,609	156,410,362	61,445,461	59,962,904
Net asset value of shares issued
in distributions reinvested	523,640,012	134,676,458	119,367,345	105,591,665	4,287,436	1,034,508
Cost of shares redeemed	(943,838,844)	(1,418,847,676)	(106,118,382)	(292,088,719)	(7,452,972)	(7,180,587)
Net increase (decrease) in net assets
derived from Fund share activities	375,502,177	758,196,169	142,645,572	(30,086,692)	58,279,925	53,816,825
TOTAL INCREASE	735,347,017	1,954,202,393	154,340,624	140,657,878	68,574,817	70,590,357
NET ASSETS AT THE
BEGINNING OF THE PERIOD	8,122,015,756	6,167,813,363	1,259,158,491	1,118,500,613	137,906,201	67,315,844
NET ASSETS AT THE
END OF THE PERIOD	$8,857,362,773	$8,122,015,756	$1,413,499,115	$1,259,158,491	$206,481,018	$137,906,201
Undistributed net investment income	$11,915,081	$46,171,841	$190,571	$2,998,759	$2,463,981	$3,101,609
FUND SHARE TRANSACTIONS:
Shares sold	38,146,850	108,297,779	4,528,903	6,051,371	2,249,654	2,432,360
Shares issued in
distributions reinvested	25,656,051	8,008,684	4,223,897	4,598,940	159,148	47,537
Less shares redeemed	(45,314,116)	(75,281,300)	(3,656,980)	(11,290,353)	(273,183)	(287,112)
Net increase (decrease)
in shares outstanding	18,488,785	41,025,163	5,095,820	(640,042)	2,135,619	2,192,785

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

(Unaudited)
For the Six Month
Period Ending			Years Ended September 30,
March 31, 2014			2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.52		$17.38	$14.31	$14.46	$13.27	$13.65
Income from investment operations:
Net investment income	0.09		0.18	0.20	0.16	0.17	0.20
Net realized and unrealized gains (losses) on investments	2.19		3.37	3.46	(0.17)	1.19	(0.47)
Total from investment operations	2.28		3.55	3.66	(0.01)	1.36	(0.27)
Less distributions:
Distributions from net investment income	(0.18)		(0.20)	(0.17)	(0.14)	(0.17)	(0.11)
Distributions from net realized gains	(1.24)		(0.21)	(0.42)	—	—	—
Total from distributions	(1.42)		(0.41)	(0.59)	(0.14)	(0.17)	(0.11)
Net asset value, end of period	$21.38		$20.52	$17.38	$14.31	$14.46	$13.27
TOTAL RETURN	11.45	%(1)	20.94%	26.17%	(0.13%)	10.33%	(1.79%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	8,857,363		8,122,016	6,167,813	4,008,758	3,318,364	2,051,701
Ratio of expenses to average net assets	0.95	%(2)	0.96%	0.96%	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	0.84	%(2)	0.95%	1.25%	1.03%	1.18%	1.80%
Portfolio turnover rate	9%		30%	21%	28%	20%	32%

(1)	Not annualized.
(2)	Annualized.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

(Unaudited)
For the Six Month
Period Ending			Years Ended September 30,
March 31, 2014			2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$29.05		$25.43	$22.63	$22.98	$21.07	$21.20
Income from investment operations:
Net investment income (loss)	0.06		0.07	0.09	0.03	(0.00)*	0.05
Net realized and unrealized gains on investments	2.95		6.05	4.79	0.44	1.96	0.86
Total from investment operations	3.01		6.12	4.88	0.47	1.96	0.91
Less distributions:
Distributions from net investment income	(0.13)		(0.09)	(0.04)	—	(0.04)	(0.06)
Distributions from net realized gains	(2.75)		(2.41)	(2.04)	(0.82)	(0.01)	(0.98)
Total from distributions	(2.88)		(2.50)	(2.08)	(0.82)	(0.05)	(1.04)
Net asset value, end of period	$29.18		$29.05	$25.43	$22.63	$22.98	$21.07
TOTAL RETURN	10.67	%(1)	26.63%	22.38%	2.03%	9.30%	6.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,413,499		1,259,158	1,118,501	945,991	925,630	872,557
Ratio of expenses to average net assets	1.18	%(2)	1.19%	1.20%	1.21%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets	0.41	%(2)	0.26%	0.38%	0.13%	(0.01%)	0.32%
Portfolio turnover rate	15%		24%	43%	26%	30%	35%

*	Amount is less than $0.005 per share.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)				For the Period from
	For the Six Month				December 31,
	Period Ending				2010* to
	March 31,		Years Ended September 30,		September 30,
	2014		2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.34		$22.12	$18.06	$20.00
Income from investment operations:
Net investment income	0.08		0.25	0.22	0.16
Net realized and unrealized gains (loss) on investments	2.33		4.29	4.00	(2.10)
Total from investment operations	2.41		4.54	4.22	(1.94)
Less distributions:
Distributions from net investment income	(0.19)		(0.08)	(0.16)	—
Distributions from net realized gains	(0.55)		(0.24)	—	—
Total from distributions	(0.74)		(0.32)	(0.16)	—
Net asset value, end of period	$28.01		$26.34	$22.12	$18.06
TOTAL RETURN	9.28	%(1)	20.87%	23.52%	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	206,481		137,906	67,316	13,514
Ratio of expense to average net assets:
Before expense reimbursement	1.02	%(2)	1.15%	1.45%	2.91	%(2)
After expense reimbursement	1.00	%(2)	1.00%	1.00%	1.00	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.57	%(2)	0.89%	0.62%	(0.86	)%(2)
After expense reimbursement	0.59	%(2)	1.04%	1.07%	1.05	%(2)
Portfolio turnover rate	12%		21%	20%	12%

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2014 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the "Common Stock Fund"), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”).  The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization.  The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981. Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies. The Large Cap Fund and Common Stock Fund are both currently closed to new investors.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2014 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

reported, the latest bid price.  Securities that are traded over-the-counter are valued at the latest bid price.  For the International Fund only, securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market, but which were not traded on the valuation date, are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of March 31, 2014, there were no securities that were internally fair valued.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches.  ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds.  Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models.  These models may use pricing curves based on market inputs including current exchange rates or indices.  These curves are combined with volatility factors to value the overall positions.  The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2014 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

The following table summarizes the Fund’s investments as of March 31, 2014, based on the inputs used to value them:

		Large Cap Fund	Common Stock Fund	International Fund	International Fund
		Investments	Investments	Investments	Other Financial
Valuation Inputs		in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 —	Common Stocks	$8,139,524,200	$1,188,068,415	$59,192,693	$—
Level 2 —	Common Stocks	—	—	101,364,388	—
	Preferred Stocks	—	—	7,693,639	—
	Savings Shares	—	—	2,997,154	—
	Short-Term Commercial Paper	353,300,000	130,600,000	21,900,000	—
	Short-Term U.S. Treasury Securities	349,992,222	99,997,778	14,999,667	—
	Forward Currency Contracts	—	—	—	20,609
	Total Level 2	703,292,222	230,597,778	148,954,848	20,609
Level 3 —		—	—	—	—
Liabilities:
Level 2 —	Forward Currency Contracts	—	—	—	(1,288,715)
Total		$8,842,816,422	$1,418,666,193	$208,147,541	$(1,268,106)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, including forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the six month period ending March 31, 2014.
See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
(d)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.  These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date.  There were on average, ten forward currency contracts outstanding during the six months period ending March 31, 2014.  These contracts are not subject to master netting agreements.

The fair value of the forward currency contracts as of March 31, 2014 is included in the following locations on the International Fund’s statement of assets and liabilities:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Receivable for	$20,609	Payable for	$(1,288,715)
contracts	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the period ending March 31, 2014 by the International Fund are recorded in the following locations on the statement of operations:

		Realized		Unrealized
	Location	(Loss)	Location	Gain
Forward currency	Net realized loss on forward	$(2,486,516)	Net change in unrealized	$1,266,804
contracts	currency contracts		appreciation on forward
currency contracts

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2014 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the International Fund’s statement of assets and liabilities.  Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

(f)
The Funds may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).  A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  The Funds did not hold any restricted securities as of March 31, 2014.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund and International Fund and Federal and the state of Wisconsin for the Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2014, open Federal tax years include the tax years ended September 30, 2010 through 2013 for the Large Cap Fund and the Common Stock Fund and tax years ended September 30, 2011 through 2013 only for the International Fund.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  During the fiscal year ended September 30, 2013, the reclassifications were as follows:

	Undistributed	Accumulated Net
	Net Investment Income	Realized Gain/(Loss)	Paid In Capital
Large Cap Fund	$—	$—	$—
Common Stock Fund	—	—	—
International Fund	996,504	(996,504)	—

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.  Under the terms of the agreements, the Large Cap Fund and International Fund will each pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets of such Fund and the  Common Stock Fund will pay a monthly management fee at the annual rate of 1% of the daily net assets of such Fund.  The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective management agreements, FMI will reimburse the Large Cap Fund for expenses over 1.20% of the daily net assets of such Fund, 1.30% for the Common Stock Fund and 1.75% for the International Fund.  In addition to the reimbursement required under each management agreement, FMI will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of such Fund’s daily net assets.  For the six month period ending March 31, 2014 there were no contractual or voluntary reimbursements required for the Large Cap Fund or the Common Stock Fund.  For the International Fund, all such reimbursements amounted to $18,592 for the six month period ending March 31, 2014.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  Each Plan provides that such Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under each Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund.  For the six month period ending March 31, 2014, no such expenses were incurred by either Fund.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2014 (Unaudited)

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties — (Continued)

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At March 31, 2014, three financial intermediaries are the record owners of approximately 5.6%, 6.4% and 6.7% of the Large Cap Fund’s shares and one financial intermediary is record owner of approximately 15.4% of the Common Stock Fund’s shares.  At March 31, 2014, one of the International Fund’s Directors owned directly and indirectly approximately 8.3% of such Fund’s shares.

(3)	Credit Agreements —

U.S. Bank, N.A. has made available to the Large Cap Fund, the Common Stock Fund, and the International Fund a $675,000,000, $50,000,000, and $10,000,000 credit facility, respectively, pursuant to separate Credit Agreements (“Agreements”) effective April 1, 2008 for the Large Cap Fund and the Common Stock Fund and June 10, 2011 for the International Fund for the purposes of having cash available to satisfy redemption requests.  Principal and interest of such loans under the Agreements are due not more than 20 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by such Fund.  During the six month period ending March 31, 2014, none of the Funds borrowed against their Agreement.  The Credit Agreements are renewable annually on June 5.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On December 20, 2013, the following distributions were declared and paid on December 20, 2013 to shareholders of record of the respective Funds on December 19, 2013:

	Large Cap Fund	Common Stock Fund	International Fund
Net Investment Income	$69,871,376	$5,487,178	$1,132,520
Per Share Amount	$0.17689746	$0.12883581	$0.19628411
Short-Term Realized Gain	$56,916,458	$16,928,861	$1,390,695
Per Share Amount	$0.14410	$0.39748	$0.24103
Long-Term Realized Gain	$434,658,471	$100,052,689	$1,771,502
Per Share Amount	$1.10046	$2.34918	$0.30703

(5)	Investment Transactions —

For the six month period ending March 31, 2014, purchases and proceeds of sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$924,260,304	$216,121,807	$47,003,640
Sales	735,440,860	171,993,304	17,927,562

(6)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2013:

		Gross	Gross	Net Unrealized	Distributable	Distributable	Other
	Cost of	Unrealized	Unrealized	Appreciation on	Ordinary	Long-Term	Accumulated
	Investments	Appreciation	Depreciation	Investments	Income	Capital Gains	Gains
Large Cap Fund	$6,382,628,798	$1,872,232,895	$(135,834,947)	$1,736,397,948	$102,906,982	$409,649,168	$—
Common Stock Fund	960,063,792	324,139,902	(3,448,525)	320,691,377	19,927,612	100,541,324	—
International Fund	121,497,568	22,901,856	(4,753,452)	18,148,404	1,828,680	1,771,460	55,405

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2014 (Unaudited)

(6)	Income Tax Information — (Continued)

The tax components of dividends paid during the years ended September 30, 2013 and 2012, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2013, and tax basis post-October losses as of September 30, 2013, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2013				September 30, 2012
	Ordinary	Long-Term	Net		Ordinary	Long-Term
	Income	Capital Gains	Capital Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Large Cap Fund	$103,929,009	$42,394,048	$—	$—	$52,548,400	$116,887,874
Common Stock Fund	16,078,830	92,136,921	—	—	12,922,882	74,398,322
International Fund	787,842	269,031	—	—	124,040	—

For corporate shareholders of the Large Cap Fund, Common Stock Fund, and International Fund, the percentage of dividend income distributed for the year ended September 30, 2013 which is designated as qualifying for the dividends received deduction is 72.3%, 95.9%, and 0%, respectively (unaudited).  The International Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries.  For the year ended September 30, 2013, the foreign source income was $2,138,479 (unaudited) and the foreign tax expense was $121,992 (unaudited).  The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date.

For all shareholders of the Large Cap Fund, Common Stock Fund, and International Fund, the percentage of dividend income distributed for the year ended September 30, 2013 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%, 95.9%, and 96.3%, respectively (unaudited).

(7)	Matters Submitted for Shareholder Vote —

A special meeting of the shareholders of the Predecessor FMI Common Stock Fund was held on November 25, 2013. At the meeting, the reorganization of the Predecessor Common Stock Fund into the FMI Common Stock Fund, a series of FMI Funds, Inc., was approved by a majority of the outstanding voting securities of the Predecessor Common Stock Fund. The result of the shareholder vote is as follows:

Proposal	For	Against	Abstain
The reorganization of FMI Common Stock Fund	21,764,502	468,614	1,207,572

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request the Statement of Additional Information.  It will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the Commission’s website.  The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds
EXPENSE EXAMPLE

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

Actual Beginning Account Value 10/01/13	$1,000.00	$1,000.00	$1,000.00

Actual Ending Account Value 3/31/14	$1,114.50	$1,106.70	$1,092.80

Actual Expenses Paid During Period* 10/01/13-3/31/14	$5.01	$6.20	$5.22

Hypothetical Beginning Account Value 10/01/13	$1,000.00	$1,000.00	$1,000.00

Hypothetical Ending Account Value 3/31/14	$1,020.19	$1,019.05	$1,019.95

Hypothetical Expenses Paid During Period* 10/01/13-3/31/14	$4.78	$5.94	$5.04

Annualized Expense Ratio*	0.95%	1.18%	1.00%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2013 and March 31, 2014).

FMI Funds
ADVISORY AGREEMENTS

On December 20, 2013 the Boards of Directors of FMI Common Stock Fund, Inc. and FMI Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the FMI Common Stock Fund, the FMI Large Cap Fund, and the FMI International Fund (collectively the “Funds”, or the, “Fund”) with the Adviser, Fiduciary Management, Inc. (“FMI”). Prior to approving the continuation of the investment advisory agreements, the Directors considered:

•the nature, extent and quality of the services provided by FMI

•the investment performance of each of the Funds

•the cost of the services to be provided and profits to be realized by FMI from its relationship with the Funds

•the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any economies of scale

•the expense ratios of each of the Funds

•the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars

In considering the nature, extent, and quality of the services provided by FMI, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance, and regulatory compliance services provided by FMI to the Funds.  The Directors concluded that FMI was providing essential services to the Funds.  In particular, the Directors concluded that FMI was preparing reports to shareholders in addition to those required by law, and was providing services to the Funds that were in addition to the services investment advisers typically provided to non-mutual fund clients.

The Directors compared the performance of each of the Funds to benchmark indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by each Fund were reasonable, the Directors reviewed a report that concluded that FMI was reimbursing the International Fund to maintain an expense ratio of 1.00% and that the profits FMI realized with respect to the Common Stock Fund and Large Cap Fund expressed as a percentage of pre-tax revenues were generally comparable to that of publicly traded investment advisers.  The Directors also reviewed reports comparing each Fund’s expense ratio and advisory fees paid by each Fund to those of other comparable mutual funds and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee for each of the Funds was not adjusted if the Funds grew, but did not consider that factor to be significant because of the other factors considered.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained was beneficial to each of the Funds and that trades were executed in a manner designed to obtain best execution.

FMI Funds
DISCLOSURE INFORMATION

Performance for Period Ended March 31, 2014
			Average Annual Total Returns
						Since	Inception
FUND / INDEX	3 Months1	1 Year	3 Year	5 Year	10 Year	Inception	Date
FMI Large Cap Fund	2.49%	20.05%	14.18%	19.75%	9.41%	8.98%	12-31-01
S&P 500	1.81%	21.86%	14.66%	21.16%	7.42%	6.18%
FMI Common Stock Fund	1.81%	21.96%	13.15%	22.77%	11.20%	12.55%	12-18-81
Russell 2000	1.12%	24.90%	13.18%	24.31%	8.53%	10.76%
FMI International Fund	1.82%	15.14%	13.50%	N/A	N/A	12.68%	12-31-10
MSCI EAFE Net (USD)	0.66%	17.56%	7.21%	16.01%	6.52%	7.74%
MSCI EAFE Net (LOC)	-0.28%	15.41%	8.90%	13.65%	5.54%	8.53%

1	Returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

As of the Funds’ Prospectuses dated January 31, 2014, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ annual operating expense ratios are 0.96%, 1.19%, and 1.00%, respectively. [FMI International Fund’s (“FMIJX”) annual operating expense ratio is 1.15%, less an expense reimbursement of 0.15% for a net operating expense ratio of 1.00%]. Fiduciary Management, Inc. (“FMI”) has contractually agreed to waive its advisory fee to the extent necessary to ensure that net expenses of the FMIJX do not exceed 1.75% of the average daily net assets.  In addition to the reimbursement required under the FMIJX investment advisory agreement, FMI will reimburse FMIJX for expenses in excess of 1.00% of the daily net assets.  FMI will not terminate this reimbursement prior to January 31, 2015.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

Please note the FMI Common Stock Fund and the FMI Large Cap Fund are currently closed to new investors.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risk, Non-Diversification Risk (Non-Diversified Funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, and Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability).

FMI Common Stock Fund: Stock Market Risk, Small & Medium Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, and Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability).

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified Funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, and Large Capitalization Companies Risk.

For details regarding these risks, please refer to the Funds’ Prospectus or Summary Prospectuses dated January 31, 2014.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

FMI Funds
DISCLOSURE INFORMATION (Continued)

The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

The MSCI EFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency as well as in U.S. Dollars (USD).  The concept of a local currency calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in local currency where current prices (T) and previous day prices (T-1) are converted into USD using the same exchange rate (exchange rate T-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at T and T-1.  Therefore, the local currency calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

Reference definitions found at Investopedia.com

P/E ratio (forward 4 quarters) – Price to Earnings ratio (forward 4 quarters) is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. While the earnings used are just an estimate and are not as reliable as current earnings data, there is still a benefit in estimated P/E analysis. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

EBIT – Earnings Before Interest & Tax – An indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – A valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

ROE – Return on Equity – The amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

ROIC – Return On Invested Capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Distributed by Rafferty Capital Markets, LLC

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FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER	PAUL S. SHAIN
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
FOLEY & LARDNER LLP

FMI Funds

1-800-811-5311
www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of April 9, 2014, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By   /s/Ted D. Kellner
        Ted D. Kellner, Principal Executive Officer

Date   April 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By   /s/Ted D. Kellner
        Ted D. Kellner, Principal Financial Officer

Date   April 14, 2014